Exit and Disposal Activities	3 Months Ended
Mar. 31, 2019
Restructuring and Related Activities [Abstract]
Exit and Disposal Activities	Exit and Disposal ActivitiesThe Company has undertaken operational restructuring and other cost reduction actions to streamline processes and manage costs throughout various departments. These actions resulted in exit, disposal and employee termination benefit costs, primarily resulting from planned reductions in workforce, facility consolidation and relocation, and lease termination costs. The primary actions are discussed below by operating segment.
CIT
During the third quarter of 2020, the Company initiated plans to exit its manufacturing operations in Kent, Washington, as a result of market declines from the coronavirus pandemic ("COVID-19"). Select operations will be relocated to existing facilities primarily in North America. The project is estimated to take 12 to 18 months to complete. During the year ended December 31, 2020, exit and disposal costs totaled $6.6 million primarily for employee termination benefit costs and facility cleanup costs. Total exit and disposal costs are expected to approximate $13.2 million, with approximately $6.6 million costs remaining to be incurred, primarily in 2021.
During the second quarter of 2020, the Company initiated plans to exit its manufacturing operations in Mobile, Alabama, and relocate the majority of those operations to its existing manufacturing facility in Franklin, Wisconsin. This project is substantially complete with cumulative exit and disposal costs of $1.6 million, primarily for employee termination benefit costs and the impairment of certain assets, recognized through December 31, 2020.
The Company has completed its project to relocate its aerospace connectors manufacturing operations in El Segundo, California, and Riverside, California, to existing lower cost operations in North America. During the year ended December 31, 2020, exit and disposal costs totaled $2.3 million, primarily for facility clean up, travel and employee termination benefit costs. Cumulative exit and disposal costs of $10.9 million were recognized through December 31, 2020.
Other Actions
The Company implemented restructuring activities to reduce its overall headcount as a result of general market declines from COVID-19. CIT, CFT and CCM incurred $3.7 million, $3.4 million and $1.0 million, respectively, in severance expense during the year ended December 31, 2020.
Consolidated Summary
The Company's exit and disposal costs by activity follows:

(in millions)	2020	2019	2018
Employee severance and benefit arrangements	$13.9	$7.3	$1.6
Facility cleanup costs	2.5	—	—
Accelerated depreciation and impairments	0.6	0.2	—
Relocation costs	0.3	0.9	0.7
Other restructuring costs	1.7	3.1	2.0
Total exit and disposal costs	$19.0	$11.5	$4.3
The Company's exit and disposal costs by segment follows:

(in millions)	2020	2019	2018
Carlisle Interconnect Technologies	$14.3	$8.5	$3.2
Carlisle Fluid Technologies	3.7	2.7	1.1
Carlisle Construction Materials	1.0	0.3	—
Total exit and disposal costs	$19.0	$11.5	$4.3
The Company's exit and disposal costs by financial statement line item follows:

(in millions)	2020	2019	2018
Cost of goods sold	$12.4	$5.0	$1.9
Selling and administrative expenses	5.9	5.6	1.9
Research and development expenses	0.3	0.1	0.1
Other operating expense, net	0.4	0.8	0.4
Total exit and disposal costs	$19.0	$11.5	$4.3
The Company's change in exit and disposal activities liability follows:

(in millions)	Total
Balance as of December 31, 2019	$5.2
Charges	19.0
Cash payments	(18.1)
Balance as of December 31, 2020	$6.1
The liability of $6.1 million as of December 31, 2020, primarily relates to employee severance and benefit arrangements and is included in accrued and other current liabilities.